================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TSP home

Press releases

ICO proxy contests FAQs

Yahoo message board

SEC filings

Proxy materials

About us

What's new in the ICO proxy fight

On Friday, February 2, 2001, TSP asked NASDAQ to investigate whether certain transactions described in ICO's preliminary proxy materials dated January 9, 2001 comply with NASDAQ rules. The specific transactions involve the issuance of voting rights to ICO stock to Dr. Asher "Al" O. Pacholder and his wife Sylvia A. Pacholder, ICO's chairman/CFO and president/CEO respectively. Click here to read the text of the letter.

On Friday, February 2, we also asked ICO to provide us with information relating to three residences in the UK, including an apartment in London, which have been leased by the Company. Click here to read the letter. Click here to read the press release.

In response to a request from TSP, ICO advised us on February 1, but failed to disclose publicly, that the record date for the annual meeting has been moved to March 2, 2001. Click here to read the text of the letter from ICO's lawyers. Click here to read the press release.

Additionally, our analysis of the ICO preliminary proxy materials indicates that the Pacholders have increased their golden parachutes by $3 million. Click here to read our press release.

On February 1, 2001, we sent a letter to ICO which enhances and extends its previous offer to acquire ICO Inc. Click here to read the text of the letter. Click here to read the text of the accompanying press release.

In response to a Schedule 13D filing by a group led by Dr. Asher "Al" O. Pacholder and Sylvia A. Pacholder, TSP issued a press release dated January 31, 2001. Click here to read the text of the press release.

On January 29, 2001, we sent a letter to ICO requesting, in accordance with our rights as a 5% shareholder under Texas law, that ICO provide us with certain information relating to compensation and payments made to certain members of ICO senior management and certain ICO board members. Click here to see the press release.

On January 26, 2001, we posted a list of FAQs regarding our proxy contest here on our site and also provided links from the ICOC board on Yahoo to our FAQ page. Feel free to send us your questions.

On January 24, 2001, we filed our revised preliminary proxy materials with the SEC, which include a wide variety of supporting data which we believe fully substantiate the claims made in our proxy statement.

On January 23, 2001, we released a letter to ICO's Board of Directors, detailing our concerns with a variety of transactions involving ICO's SEC disclosures and the issuance of voting rights to Dr. Asher O. Pacholder and Ms. Sylvia A. Pacholder. Click here to see the accompanying press release.

On January 19, 2001, we responded to ICO's January 18, 2001 letter to us, which accused TSP of "extortion" for offering to make a fully-financed all-cash offer for ICO stock. Click here for the press release or click here to read the letter.

                                      *****

                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

TSP home

Press releases

ICO proxy contests FAQs

Yahoo message board

SEC filings

Proxy materials

About us


                        ONE SHELL PLAZA                      AUSTIN
BAKER BOTTS LLP.
                        910 LOUISIANA                       BAKU
                        HOUSTON, TEXAS                      DALLAS
                        77002-4995                          HOUSTON
                        713.229.1234                        LONDON
                        FAX 713.229.1522                    NEW YORK
                                                            WASHINGTON

February 1, 2001

00C069.0124                                       William S. Moss III
                                                  713.229.1477
                                                  713.229.2877
                                                  william.moss@bakebotts.com
BY FAX
BY CERTIFIED MAIL/RETURN RECEIPT REQUESTED

Mr. Steven D. Rubin
Weil, Gotshal & Manges LLP
700 Louisiana, Suite 1600
Houston, Texas 77002

           Re: Shareholder Information

Dear Mr. Rubin:

           We are in receipt of your letter dated January 30, 2001. Please be advised that our client, ICO, Inc. (the "Company"), has established a new record date of March 2, 2001 (the "Record Date"). Innisfree M&A Incorporated, the Company's proxy solicitor, will provide you with the information your client,

Travis Street Partners, LLC, has requested as of the Record Date when it becomes available.

           The Company has authorized us to confirm that the company's bylaws have not been amended since December 8, 2000.

           Should you have any questions concerning the above, please feel free to call Gene Oshman or the undersigned, both of this firm at 713.229.1178 or 713.229.1477, respectively.

                                                  Sincerely yours,


                                                  William S. Moss III
WSM:170
cc:        David Gerst
           ICO, Inc.

           Meredith M. Brown
           William D. Regner
           Debevoise & Plimpton

           Arthur D. Crozier
           Innisfree M&A Incorporated

           Gene Oshman
           Baker & Botts L.L.P.

TSP home

Press releases

ICO proxy contests FAQs

Yahoo message board

SEC filings

Proxy materials

About us

What's new in the ICO proxy fight

On Friday, February 2, 2001, TSP asked NASDAQ to investigate whether certain transactions described in ICO's preliminary proxy materials dated January 9, 2001 comply with NASDAQ rules. The specific transactions involve the issuance of voting rights to ICO stock to Dr. Asher "Al" O. Pacholder and his wife Sylvia A. Pacholder, ICO's chairman/CFO and president/CEO respectively. Click here to read the text of the letter.

On Friday, February 2, we also asked ICO to provide us with information relating to three residences in the UK, including an apartment in London, which have been leased by the Company. Click here to read the letter. Click here to read the press release.

In response to a request from TSP, ICO advised us on February 1, but failed to disclose publicly, that the record date for the annual meeting has been moved to March 2, 2001. Click here to read the text of the letter from ICO's lawyers. Click here to read the press release.

Additionally, our analysis of the ICO preliminary proxy materials indicates that the Pacholders have increased their golden parachutes by $3 million. Click here to read our press release.

On February 1, 2001, we sent a letter to ICO which enhances and extends its previous offer to acquire ICO Inc. Click here to read the text of the letter. Click here to read the text of the accompanying press release.

In response to a Schedule 13D filing by a group led by Dr. Asher "Al" O. Pacholder and Sylvia A. Pacholder, TSP issued a press release dated January 31, 2001. Click here to read the text of the press release.

On January 29, 2001, we sent a letter to ICO requesting, in accordance with our rights as a 5% shareholder under Texas law, that ICO provide us with certain information relating to compensation and payments made to certain members of ICO senior management and certain ICO board members. Click here to see the press release.

On January 26, 2001, we posted a list of FAQs regarding our proxy contest here on our site and also provided links from the ICOC board on Yahoo to our FAQ page. Feel free to send us your questions.

On January 24, 2001, we filed our revised preliminary proxy materials with the SEC, which include a wide variety of supporting data which we believe fully substantiate the claims made in our proxy statement.

On January 23, 2001, we released a letter to ICO's Board of Directors, detailing our concerns with a variety of transactions involving ICO's SEC disclosures and the issuance of voting rights to Dr. Asher O. Pacholder and Ms. Sylvia A. Pacholder. Click here to see the accompanying press release.

On January 19, 2001, we responded to ICO's January 18, 2001 letter to us, which accused TSP of "extortion" for offering to make a fully-financed all-cash offer for ICO stock. Click here for the press release or click here to read the letter.

                                      *****

                         CERTAIN ADDITIONAL INFORMATION

           The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

TSP home

Press releases

ICO proxy contests FAQs

Yahoo message board

SEC filings

Proxy materials

About us

                   [letterhead of Weil, Gotshal & Manges LLP]


                                February 2, 2001


BY TELECOPY AND FEDERAL EXPRESS

Edward S. Knight
Executive Vice President and General Counsel
The Nasdaq Stock Market, Inc.
1735 K Street, N.W.
Washington, DC 20006

Re: ICO, Inc. Compliance Issues

Dear Mr. Knight:

                     We represent Travis Street Partners, LLC, a shareholder owning 5.11% of the common stock, with no par value (the "Common Stock"), of ICO, Inc. ("ICO"). We are writing to request that the staff of The Nasdaq Stock Market, Inc. (the "Nasdaq") consider whether certain transactions described in ICO's preliminary proxy statement for ICO's 2001 annual meeting (the "2001 Preliminary Proxy Statement") and in the ICO proxy statements for the years 1995 to 1999 (with the 2001 Preliminary Proxy Statement, the "ICO Proxy Statements") comply with applicable rules of the Nasdaq. ICO trades on the Nasdaq under the ticker symbol "ICOC".

                     Specifically, the ICO Proxy Statements disclose that from time to time over the past 7 years, in connection with acquisitions (the "Third Party Acquisitions") by ICO of companies owned by third parties ("Third Parties"), ICO has issued Common Stock in a manner that resulted in voting control of the Common Stock so issued being held not by the Third Parties, but by Asher O. Pacholder, ICO's Chairman and Chief Financial Officer ("Asher

Pacholder"), and Sylvia A. Pacholder, ICO's President and Chief Executive Officer ("Sylvia Pacholder" and, together with Asher Pacholder, the "Managing Pacholders"), without any requirement that the Managing Pacholders vote the shares pro rata with the votes of other shareholders. Rather, in the acquisition of WEDCO Technology, Inc. ("WEDCO") in 1996, the Managing Pacholders acquired proxies to vote the shares issued to the WEDCO Third Parties in elections for directors for the slate nominated by the incumbent board (which, as a practical matter, are the nominees selected by the Managing Pacholders) and in all other Third Party Acquisitions, the Managing Pacholders received the unfettered right to vote the shares issued to Third Parties according to the Managing Pacholders' own self-interests. For example, according to our calculations based on the limited information available to us from public filings, before the WEDCO transaction, the Managing Pacholders had the power to vote for the directors nominated by the incumbent board no more than 11,400 shares of Common Stock owned by them economically, 598,617 shares owned by affiliated companies and 469,730 shares held by Third Parties pursuant to Pacholder Voting Rights acquired in previous Third Party Acquisitions, or an aggregate of 1,079,747 shares out of the 9,027,361 then outstanding shares of Common Stock (i.e., 12%). Immediately after the WEDCO transaction, the Managing Pacholders personally held the power to vote all 5,572,467 of the shares issued to the WEDCO Third Parties which, together with the shares as to which they had already acquired voting power acquired in previous Third Party Acquisitions, constituted 30.8% of the 19,624,845 then outstanding shares of Common Stock (although the Managing Pacholders still held no more than 11,400 of the outstanding shares of Common Stock (i.e., 0.06%) economically).

                     The terms of voting rights (the "Pacholder Voting Rights") received by the Managing Pacholders in the Third Party Acquisitions (other than WEDCO) had not been disclosed to the investing public before the 2001 Preliminary Proxy Statement was filed on January 9, 2001. Even now questions remain as to the scope, duration and other terms of these rights, and copies of the agreements by which these rights were established have not been filed with the SEC (except for the agreements as to 374,873 shares (in addition to shares held by the WEDCO Third Parties) that remain subject to Pacholder Voting Rights, which agreements were first filed with the SEC only on January 30, 2001). We have set forth on Annex A hereto a list, compiled from the ICO Proxy Statements, setting forth the number of shares as to which the Managing Pacholders in each ICO Proxy Statement have purported to have voting power, the number of Third Party Acquisitions from which such voting power arose (to the extent disclosed) and the specific footnote to the beneficial ownership table in the ICO Proxy Statement for each year where the Third Party Acquisitions are discussed. There is also a somewhat more detailed description of the Third Party Acquisitions as to which voting power still exists under the heading "Certain Relationships, Transactions and Agreements" in the 2001 Preliminary Proxy Statement.

                     TSP believes it is highly unusual for a public company listed on the Nasdaq to acquire other companies by using company stock as the consideration under a structure that results in the company chairman and president, personally, acquiring voting control of the stock so issued; in TSP's view, the sellers of the acquired companies usually receive all rights (including voting rights) pertaining to shares so issued or, if it is desired that the status quo be maintained and the sellers not acquire voting power, non-voting stock is used. Even if proxies are to be acquired by company management, TSP believes the proxies would ordinarily be required to be voted pro rata with the votes of shareholders generally, and not according to the personal self-interests of company executives. Since the stock received by the Third Parties of the acquired companies gave the Third Parties no voting power in the Third Party Acquisitions, TSP believes such stock may have been valued by the Third Parties at a discount to its ordinary market value and thus may have required ICO as the acquirer to issue more Common Stock than otherwise might have been required (i.e., to "overpay" for the acquisition). At the same time, it appears to TSP that the Managing Pacholders received voting rights that had substantial value even though ICO has never disclosed the Pacholder Voting Rights so received as compensation.

                     To our knowledge, with the exception of the WEDCO transaction, ICO did not submit the Third Party Acquisitions to the shareholders of ICO for approval. Moreover, although the WEDCO transaction was submitted to a vote of ICO shareholders, the proxy statement delivered to ICO shareholders for such Third Party Acquisition (the "WEDCO Proxy Statement") did not, in TSP's view, contain a full explanation of the Pacholder Voting Rights. The WEDCO Proxy Statement nowhere states in plain English that one key component of the "Share Issuance" being voted on by ICO shareholders was to increase the voting power of the Managing Pacholders from 12% to 30.8%.

                     We call these transactions to the attention of the staff of the Nasdaq inasmuch as it appears that certain of the requirements of Rule 4310 of the Qualification Requirements for Domestic and Canadian Securities may bear on the receipt by the Managing Pacholders of the Pacholder Voting Rights as to Common Stock issued in connection with the Third Party Acquisitions.

                     For instance, Rule 4310 (c) (21) states that "the [v]oting rights of existing shareholders of publicly traded Common Stock registered under
Section 12 of the [Securities Exchange] Act [of 1934] cannot be disparately reduced or restricted through any corporate action or issuance". We are writing to request that the staff of the Nasdaq consider whether ICO, through its authorization of the Third Party Acquisitions, may have taken corporate action to increase the voting rights of the Managing Pacholders while reducing, on a pro rata basis, the voting rights of the other shareholders. Rule 4310 (c) (21) states that the examples of violations listed therein are not exhaustive, so that the rule may bear on one or more of the Third Party Acquisitions. We would appreciate receiving the views of the staff of the Nasdaq to whether each of the Third Party Acquisitions complies with Rule 4310(c) (21).

                     Additionally, Rule 4310(c) (25) (G) (i) (a) states that "[e]ach issuer shall require shareholder approval of a[n] ... arrangement made pursuant to which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the company or broadly based plans or arrangements including other employees (e.g., ESOPs)". To be sure, the Pacholders did not acquire all rights inherent in the Common Stock issued in the Third Party Acquisitions. Nonetheless, we are writing to request that the staff of the Nasdaq consider whether, inasmuch as the Pacholders acquired voting power of, and thus, for purposes of Rule 13d-3 of the Securities Exchange Act of 1934 became beneficial owners of, the Common Stock issued to Third Parties in the Third Party Acquisitions, shareholder approval was required under Rule 4310(c) (25) (G) (i) (a) for the arrangements by which the Third Party Acquisitions were effected. In TSP's view, the WEDCO Proxy Statement did not contain sufficient disclosure for ICO shareholders to have understood that they were approving not merely the issuance of shares to effect a merger with WEDCO but also the vesting of voting power as to those shares not in the WEDCO sellers but in the Managing Pacholders personally. It should be further noted that ICO public filings indicate that the Managing Pacholders may have held Voting Rights acquired in Third Party Acquisitions (other than WEDCO) with respect to as much as 8% of the outstanding shares of Common Stock of ICO during the past 5 years. Accordingly, even if the WEDCO transaction had been approved by ICO shareholders after full disclosure of all material facts, one or more of the Third Party Acquisitions (other than WEDCO) considered separately, or all of the Third Party Acquisitions (other than WEDCO) considered as a group of related transactions, may not qualify for the shareholder approval exemption in Rule 4310(c) (25) (G) (i) (a) that applies to Common Stock issued that does not exceed 1% of the number of shares of Common Stock outstanding or 1% of the voting power outstanding. We would appreciate receiving the views of the staff of the Nasdaq as to whether each of Third Party Acquisitions that was not approved by a vote of shareholders (or, in the case of the WEDCO transaction, not approved by a vote of shareholders after full disclosure of all material information relating to the receipt by the Managing Pacholders of the Pacholder Voting Rights) complies with Rule 4310(25) (G) (i) (a).

                     Finally, Rule 4310(c) (25) (G) (i) (c) (1) states that "[e]ach issuer shall require shareholder approval...in connection with the acquisition of the stock or assets of another company if any director, or substantial shareholder of the issuer has a 5% or greater interest ... directly or indirectly, in ... the consideration to be paid in the transaction". The WEDCO Proxy Statement does not disclose the value of the Pacholder Voting Rights acquired by the Managing Pacholders in the transaction. Moreover, to our knowledge, neither ICO nor the Managing Pacholders have disclosed the value of the Pacholder Voting Rights received by the Managing Pacholders with respect to the Common Stock issued in connection with any of the other Third Party Acquisitions. Assuming, however, that the value of the Pacholder Voting Rights received from Third Parties by the Managing Pacholders in the Third Party Acquisitions exceeded 5% of the aggregate value of the Common Stock issued in the Third Party Acquisitions, we would appreciate receiving the views of the staff of the Nasdaq as to whether each of the Third Party Acquisitions that were not approved by a vote of shareholders (or, in the case of the WEDCO transaction, not approved by a vote of shareholders after full disclosure of all material information relating to the receipt by the Managing Pacholders of the Pacholder Voting Rights) complies with Rule 4310(c) (25) (G) (i) (a).

                     If the staff of the Nasdaq concludes that the receipt by the Managing Pacholders of the Pacholder Voting Rights in connection with one or more Third Party Acquisitions was not effected in compliance with Nasdaq rules, we would suggest that, in the interests of protection of ICO shareholders, the staff of the Nasdaq explore as a possible appropriate remedy a consensual agreement with ICO and the Managing Pacholders that either (i) treats the Pacholder Voting Rights as void and of no effect or (ii) requires the Managing Pacholders to vote the Pacholder Voting Rights pro rata in accordance with the votes of other ICO shareholders generally. Time is of the essence in this matter because ICO's 2001 annual meeting is to be held on a date to be announced that is expected to be no later than April 10, 2001 and TSP has nominated a slate of nominees for election as directors alternative to the slate selected by the Managing Pacholders.

                     Your guidance in this matter would be greatly appreciated. Please contact me at (713) 546-5052 if you have any questions regarding the foregoing.

                                                   Very truly yours,


                                                   Eugene F. Cowell III


cc: Timothy J. Gollin, Travis Street Partners, LLC


                                     ANNEX A

           ICO PROXY STATEMENT REFERENCES TO THIRD PARTY ACQUISITIONS*

                                                                                                    Number of Note to
Year for               Shares as to which Managing Pacholders          Number of Acquisitions       Beneficial Ownership
Proxy Statement        Purported to Have Voting Power                  Involved                     Chart
---------------        ------------------------------                  --------                     -----
1995                   650,944                                         6                            7

1996                   787,356                                         6                            7

1997                   1,829,747                                       8                            6

1998                   1,395,092                                       not specified                7

1999                   1,329,648                                       not specified                7

2000                   1,323,641                                       not specified                7

2001                   374,873                                         not specified                7


Note: The information provided in this Annex A is necessarily sparse due to the lack of information provided in ICO's public filings.


                                     ANNEX B
                                     -------

                     The only disclosure by ICO with respect to the Pacholder Voting Rights contained in the Wedco Proxy Statement was the following paragraph under the heading "Ancillary Agreements" on page 46 thereof:

                     In addition to the foregoing, all the ICO shareholders who are parties to the Shareholders Agreement will grant irrevocable proxies coupled with an interest to Mr. Leib and Edward N. Barol to vote their shares of Common Stock of the combined company in favor of the slate of nominees for its Board of Directors selected by the then incumbent members of the Board of Directors of the combined company (the "Nominated Slate") and all the WEDCO shareholders who are parties to the Shareholders Agreement will grant substantially identical proxies to Sylvia A. Pacholder and Dr. Asher O. Pacholder to vote their shares of Common Stock of the combined company also in favor of the Nominated Slate.

                     The description of the "Ancillary Agreements" in the "Summary" on page 7 of the WEDCO Proxy Statements omits to mention the Pacholder Voting Rights:

                     Ancillary Agreements. Among the conditions to the Merger are the execution and delivery of certain ancillary agreements pursuant to which certain directors and officers of Wedco, including William E. Willoughby, Fred R. Feder and Robert F. Bush, will receive payments under non-competition covenants and consulting, employment and legal services retainer agreements. In addition, ICO has agreed to provide certain indemnification to all of Wedco's "corporate agents," as defined in Article VII of Wedco's By-laws, which include its directors and officers, and maintain directors' and officers' liability insurance for their benefit. See "THE MERGER - Interests of Certain Persons in the Merger" and "THE MERGER AGREEMENT - Indemnification and Insurance and -- Ancillary Agreements."

                     The section entitled "THE MERGER - Interests of Certain persons in the Merger" omits to mention the interests of the Managing Pacholders in the Merger with respect to the Pacholder Voting Rights:

           INTERESTS OF CERTAIN PERSONS IN THE MERGER

                     In considering the recommendation of the Merger by the Wedco Board of Directors, the shareholders of Wedco should be aware that certain directors and officers of Wedco have substantial interests in the consummation of the Merger. As a result, these persons may have personal interests in the Merger which may not be identical to the interests of other Wedco shareholders. Such interests, together with other relevant factors, were considered by the Wedco Board of Directors in recommending the Merger to the shareholders of Wedco and approving the Merger Agreement. See "THE MERGER AGREEMENT - Indemnification and Insurance, -- Ancillary Agreements and - Cash Redemption of Wedco Stock Options."

                     The Section entitled "RISK FACTORS RELATING TO THE MERGER" omits to describe the Pacholder Voting Rights or that the result of the WEDCO Third Party Acquisition would be to increase the voting power of the Managing Pacholders from 12% to 30.8%:

           RISK FACTORS RELATING TO THE MERGER

                Control of the Combined Company After the Merger

                     Five of ICO's six directors are currently associated with Pacholder Associates, Inc., an investment advisory firm headquartered in Cincinnati, Ohio, or USF&G Pacholder Fund, Inc., an affiliate of Pacholder Associates, Inc. After the Merger, these persons will constitute five of the combined company's nine directors. See "MANAGEMENT OF THE COMBINED COMPANY FOLLOWING THE MERGER." Because they will continue to constitute a majority of the combined company's Board of Directors after the Merger, these persons will collectively be in a position to direct the business and policies of the combined company and take certain actions without the necessity of obtaining the vote of other shareholders, such as approving mergers, to the extent authorized by the Texas Business Corporation Act.



-------------------------------
* Excludes WEDCO transaction.












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
TSP home

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What's new in the ICO proxy fight

On Friday, February 2, 2001, TSP asked NASDAQ to investigate whether certain transactions described in ICO's preliminary proxy materials dated January 9, 2001 comply with NASDAQ rules. The specific transactions involve the issuance of voting rights to ICO stock to Dr. Asher "Al" O. Pacholder and his wife Sylvia A. Pacholder, ICO's chairman/CFO and president/CEO respectively. Click here to read the text of the letter.

On Friday, February 2, we also asked ICO to provide us with information relating to three residences in the UK, including an apartment in London, which have been leased by the Company. Click here to read the letter. Click here to read the press release.

In response to a request from TSP, ICO advised us on February 1, but failed to disclose publicly, that the record date for the annual meeting has been moved to March 2, 2001. Click here to read the text of the letter from ICO's lawyers. Click here to read the press release.

Additionally, our analysis of the ICO preliminary proxy materials indicates that the Pacholders have increased their golden parachutes by $3 million. Click here to read our press release.

On February 1, 2001, we sent a letter to ICO which enhances and extends its previous offer to acquire ICO Inc. Click here to read the text of the letter. Click here to read the text of the accompanying press release.

In response to a Schedule 13D filing by a group led by Dr. Asher "Al" O. Pacholder and Sylvia A. Pacholder, TSP issued a press release dated January 31, 2001. Click here to read the text of the press release.

On January 29, 2001, we sent a letter to ICO requesting, in accordance with our rights as a 5% shareholder under Texas law, that ICO provide us with certain information relating to compensation and payments made to certain members of ICO senior management and certain ICO board members. Click here to see the press release.

On January 26, 2001, we posted a list of FAQs regarding our proxy contest here on our site and also provided links from the ICOC board on Yahoo to our FAQ page. Feel free to send us your questions.

On January 24, 2001, we filed our revised preliminary proxy materials with the SEC, which include a wide variety of supporting data which we believe fully substantiate the claims made in our proxy statement.

On January 23, 2001, we released a letter to ICO's Board of Directors, detailing our concerns with a variety of transactions involving ICO's SEC disclosures and the issuance of voting rights to Dr. Asher O. Pacholder and Ms. Sylvia A. Pacholder. Click here to see the accompanying press release.

On January 19, 2001, we responded to ICO's January 18, 2001 letter to us, which accused TSP of "extortion" for offering to make a fully-financed all-cash offer for ICO stock. Click here for the press release or click here to read the letter.

                                      *****

                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

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TRAVIS STREET PARTNERS, LLC
                                                             910 Travis Street
                                                            Suite 2150 Houston
                                                                   Texas 77002
                                                              fax 713 759 2040
                                                              TEL 713 759 2030
                                                  www.travisstreetpartners.com
VIA FAX AND CERTIFIED MAIL,
RETURN RECEIPT REQUESTED

February 2, 2001

ICO, Inc.
11490 Westheimer
Suite 1000
Houston TX 77077
Attention: Corporate Secretary

Re:        Shareholder Information Demand

Ladies and Gentlemen:

Reference is made to that certain letter of Travis Street Partners, LLC ("TSP") delivered to ICO, Inc. (the "Company") by facsimile on January 29, 2001. As stated therein, TSP is a shareholder of record of 1,158,300 shares or at least five per cent of all the outstanding shares of the Company, based upon 22,686,987 Shares outstanding on December 18, 2000, as set forth in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000. Pursuant to Section C. of Article 2.44 of the Texas Business Corporation Act ("TBCA"), and pursuant to the common law of the State of Texas, TSP in its capacity as such a shareholder of the Company hereby demands the right, for each of the proper purposes stated below, to examine, and make extracts from, the books and records of the Company during its usual business hours as promptly as practicable, and in any event no later than 5:00 p.m., C.S.T., on the fifth business day after the date of delivery of this letter (i.e. 5:00 p.m., C.S.T., on February 9, 2001).

In addition to the books and records referenced in our letter to the Company dated as of January 29, 2001, and for each of the purposes stated below, TSP hereby demands the following:

                  1. Information relating to the lease by the Company, Wedco Technology UK Ltd. or an affiliate thereof, including the termination of such lease, of the residential property located at No. 5, High Street, Tiffield, Nr. Northampton, England.

                  2. Information relating to the lease by the Company, Wedco Technology UK Ltd. or an affiliate thereof, including the termination of such lease, of the residential property located in Pattishall, England.

                  3. Information relating to the lease by the Company, Wedco Technology UK Ltd. or an affiliate thereof, including the termination of such lease, of the residential property located at Flat No. 8, 34 Elm Park, Ardens, London.

In all three of the above cases, kindly provide information relating to:

                  - The business purpose of the lease of the real property;

                  - The name of each individual who resided one or more nights at such property during the term of the lease and the business purpose, if any, of such residence;

                  - The capacity of such individual as an employee of the Company or, if not an employee of the Company, the purpose of such residence;

                  - All expenditures made with respect to such lease, including the costs of furnishings, food, housekeeping and any other ancillary expenses associated with such lease;

                  - The Company's accounting vouchers showing how such expenses were recorded; and

                  - The records of reimbursement, if any, of personal expenses made by any individual with respect to use of the leased property.

                  - Photographs of the exterior and interior of such properties.

Each item is requested to be complete and correct as of the date hereof. In addition, TSP demands that modifications, additions and deletions to any and all information referred to in paragraphs 1 through 3 above be furnished to TSP as soon as such modifications, additions or deletions become available to the Company or its agents or representatives.

For purposes of this letter, the term "or" has the inclusive meaning commonly represented by the term "and/or."

Pursuant to the provisions of Section C of Article 2.44 of the TBCA, TSP hereby appoints each member and employee of TSP, Weil, Gotshal & Manges LLP ("WGM"), its partners, counsel, associates, legal assistants and employees and MacKenzie Partners ("MacKenzie") and its partners, officers and employees and any other persons designated by TSP, WGM or MacKenzie, as its attorney, authorized in writing, to conduct the examination and make extracts as aforesaid on behalf of TSP.

The purposes for which TSP intends to effect the examination and make extracts and receive the items demanded in paragraphs 1 through 3 above are as follows:

                  1. For the purpose of communicating with the other shareholders of the Company (i) as to whether or not in their opinion, the present management (i.e., officers and directors) are managing the Company's affairs in a proper manner and (ii) whether or not they would favor a sale of the Company to the highest bidder at this time; and

                  2. For the purpose of communicating with the other shareholders of the Company with respect to matters relating to their mutual interests as shareholders, including communicating with such shareholders to solicit their proxies in connection with the Company's 2001 Annual Meeting and more specifically to enable the solicitation of proxies in connection with the election of a slate of nominees supported by TSP for the Board of Directors of the Company.

Please immediately advise Eugene F. Cowell III of Weil, Gotshal & Manges LLP (700 Louisiana Street, Suite 1600, Houston, Texas 77002; tel.: 713/546-5052; telecopy: 713/224-9511) of the time and place for the examination and making of extracts referred to above and as to when and where the items demanded in paragraphs 1 through 4 above will be available. We would, of course, be willing to pay a reasonable charge to reimburse you for the cost of producing the above requested information. Please direct any questions or comments respecting this letter to Eugene F. Cowell III.

Very truly yours,


TRAVIS STREET PARTNERS, LLC
Timothy J. Gollin, Manager

cc: Eugene F. Cowell III

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TRAVIS STREET PARTNERS, LLC

                                                          910 Travis Street
                                                                 Suite 2150
                                                       Houston, Texas 77002
                                                           fax 713 759 2040
                                                           TEL 713 759 2030
                                               www.travisstreetpartners.com


FOR IMMEDIATE RELEASE

TRAVIS STREET PARTNERS SEEKS DOCUMENTS RELATING TO EXECUTIVE HOUSING IN BRITAIN

Houston, February 5, 2001 - Travis Street Partners, LLC ("TSP"), formed by a group of private Houston investors to acquire ICO, Inc. (NASDAQ: ICOC), and the owner of 5.11% of ICO common stock, demanded last Friday to review ICO books and records relating to the lease of three specified residential properties in England, including two houses near Northampton and an apartment in London.

In Friday's letter, TSP is asking to review books and records, including corporate expense accounts and credit card records, relating to expenses paid by ICO and its subsidiaries for the lease of residential properties in England. Specifically, TSP has requested to know the general corporate purpose for such leases and the particular purpose for such leases by certain members of ICO's management, including Dr. and Mrs. Pacholder.

The demand today follows an initial demand to review ICO books and records made by TSP to ICO in a letter dated January 29, 2001 and is for the review of additional books and records as well as those previously requested.

TSP has previously asked ICO's Board of Directors to appoint an independent law firm to investigate issues surrounding the receipt of certain voting rights by Dr. Asher O. Pacholder and Ms. Sylvia A. Pacholder, the husband-and-wife team which controls ICO but personally owns only 1% of ICO's common stock.

Under Texas law, ICO must make books and records available for inspection by any shareholder of record holding 5% or more of the company's then-outstanding common shares.

TSP intends to review the above information for the purpose of communicating with other ICO shareholders with respect to matters of mutual interest prior to the annual meeting of shareholders.

TSP has offered to acquire ICO at a base price of $2.85, an 82% premium to ICO's share price prior to the TSP offer and a 185% premium to ICO's December low, plus a potential bonus payment based on the extent that ICO's performance in its fiscal first quarter outstrips its performance in the quarter ended September 30, 2000. Additionally, TSP has initiated a proxy fight to elect three directors to ICO's board. Their primary agenda, if elected, will be to press for a sale of ICO to the highest bidder. TSP has pledged that its directors will instruct the ICO audit committee to review compensation and other benefits received by Company senior management.

Other information about the TSP offer and proxy contest is available at www.travisstreetpartners.com. Shareholders wishing to provide information about their shareholdings should contact TSP by email at info@travisstreetpartners.com, providing their name, number of shares held, and contact information.

                                    * * * * *

                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).





















                                       3